Exhibit 4.1

COMMON STOCK

COMMON STOCK

NUMBER

SLC 5341

SHARES

HALLMARK FINANCIAL SERVICES, INC.

INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

THIS CERTIFICATE IS TRANSFERABLE IN NEW YORK, NY OR DALLAS, TEXAS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 40624Q 20 3

THIS CERTIFIES THAT

IS THE REGISTERED HOLDER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK, WITH PAR VALUE OF $.18 PER SHARE, OF

CERTIFICATE OF STOCK

HALLMARK FINANCIAL SERVICES, INC.

transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

HALLMARK FINANCIAL SERVICES, INC. CORPORATE SEAL NEVADA

SECRETARY

CHAIRMAN AND CHIEF EXECUTIVE OFFICER

Countersigned and Registered:
SECURITIES TRANSFER CORPORATION
P.O. Box 701629
Dallas, TX 75370-0001
By:

Authorized Signature

Hallmark Financial Services, Inc.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	–	as tenants in common	UNIF GIFT MIN ACT –	custodian
TEN ENT	–	as tenants by the entireties		(Cust) (Minor)
JT TEN	–	as joint tenant with right
		of survivorship and not as		under Uniform Gifts to Minors Act
tenants in common
(State)

			UNIF TRANS MIN ACT –	custodian
(Cust) (Minor)

under Uniform Transfer to Minors
Act of
(State)

Additional abbreviations may also be used though not in the above list.

     For value received,                                                              hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER

(please print or typewrite name and address including postal zip code of assignee)

Shares of the Common Stock represented by the within Certificate, and does hereby irrevocably constitute and appoint

Attorney to transfer the said shares on the books of the within–named bank with full power of substitution in the premises.

Dated,

In the presence of	Signature:

	NOTE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME OF THE STOCKHOLDER(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE BANK WILL A REQUIRE BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.